                                                               EXHIBIT 10.11(c)

                       CONFIRMATORY STOCK PLEDGE AGREEMENT

         THIS AGREEMENT is made as of the __ day of November, 1999 by and among ABRAHAM D. GOSMAN (the "Pledgor") and CHANCELLOR PARTNERS LIMITED PARTNERSHIP I, a Delaware limited partnership ("Partners"), both having an address at 513 North County Road, Palm Beach, Florida 33480; CHANCELLOR DEVELOPMENT CORP., a Delaware corporation, having a mailing address at 197 First Avenue, Needham Heights, Massachusetts 02494 (the "Borrower", and together with the Pledgor and Partners, hereinafter collectively referred to as the "Borrowing Parties"); and INNOVATIVE CLINICAL SOLUTIONS, LTD., a Delaware corporation, having its principal address at 10 Dorrance Street, Providence, Rhode Island 02903 (the "Lender").

                                  WITNESSETH :

         WHEREAS, the Borrower has executed and delivered to the Lender a Confirmatory Revolving Note of even date in the original principal amount of TEN MILLION NINE HUNDRED THOUSAND DOLLARS ($10,900,000.00) made by the Borrower to the order of the Lender (the "Note") which, among other things, was given in confirmation of certain advances made by Lender to the Borrower commencing February 1, 1998, and to evidence advances hereafter to be made by Lender to the Borrower in the Lender's sole and absolute discretion as set forth in the Note;

         WHEREAS, the Pledgor has executed and delivered that certain Guaranty of even date (the "Guaranty") in favor of Lender whereby Pledgor, among other things, has guaranteed the payment and performance of the Note;

         WHEREAS, the Pledgor, being a shareholder of the Borrower and the owner of the capital stock of the general partner of Partners, has received and shall receive a direct benefit from advances made by the Lender to the Borrower under the Note and otherwise;

         WHEREAS, the Lender has made advances from time to time to the Borrower;

         WHEREAS, it was a condition precedent to the willingness of the Lender to make the advances confirmed and evidenced by the Note that (i) the Pledgor and Partners pledge the Windrows Pledged Shares and the ICSL Pledged Shares (as such terms are hereinafter defined) (collectively all such shares being hereinafter sometimes referred to as the "Pledged Shares"), and (ii) the Pledgor previously delivered the Windrows Pledged Shares to Lender; and

         WHEREAS, to secure the advances the Pledgor and the Borrower simultaneously

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execute and deliver this Agreement to and with the Lender confirming
Pledgor's pledge of the Windrows Pledged Shares and the ICSL Pledged Shares;

         NOW, THEREFORE, in confirmation of the Lender's inducement to make the advances made and to be made as set forth above, and in order to induce the Lender to accept the Note and to enter into or accept all documents, instruments and agreements given by either or both of the Borrowing Parties in connection with the Note (collectively, together with the Note, the Guaranty, and this Agreement, the "Loan Documents"), and in consideration therefor, and for Ten Dollar ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

         1. PLEDGE. (a) The Pledgor hereby confirms that prior to the date hereof pledged, granted a security interest in, mortgaged, assigned, transferred, delivered, and set over unto the Lender, its successors and assigns, all of the Pledgor's right, title and interest in and to Four Thousand Six Hundred Seventy-Two and Five-Tenths (4,672.5) shares of common stock, $.01 par value per share, of The Windrows at Princeton Corporation ("Windrows"), a Delaware corporation, registered in the name of the Pledgor (collectively, the "Pledged Shares"), and the certificates representing or evidencing the Pledged Shares, with stock powers attached duly endorsed in blank, as security for all indebtedness, covenants, liabilities, obligations, agreements and undertakings (other than the Lender's obligations) by any one or more of the Borrowing Parties, as applicable under the Note and the other Loan Documents (collectively hereinafter, the "Obligations").

                  (b) Pledgor and Partners on the date hereof hereby pledge, grant a security interest in, mortgage, assign, transfer and set over under the Lender its successors and assigns subject to the prior pledges of such shares to the institutions designated herein, shares of the common stock of Innovative Clinical Solutions, Ltd., a Delaware corporation, f/k/a PhyMatrix, Inc. ("ICSL") represented by the certificates for such shares as follows (collectively the "ICSL Pledge Shares") as security for the Obligations with stock powers attached:

                  (i) Certificate No. PMC1657 for 2,117,419 shares registered in the name of Abraham D. Gosman previously pledged to John Fish of Boston, Massachusetts;

                  (ii) Certificate No. PMC1275 representing 2,168,707 shares registered in the name of Chancellor Partners Limited Partnership I previously pledged to John Fish of Boston, Massachusetts;

                  (iii) Certificate No. PMC1658 representing 2,000,000 shares initially registered in the name of Gosman Marital Trust and now registered in the name of Abraham D. Gosman and previously pledged to Colonial Bank;

                  (iv) Certificate No. PMC1012 representing 1,200,000 shares registered in the name of Chancellor Partners Limited Partnership I and previously pledged to Chase Manhattan Bank; and

                  (v) Certificate No. PMC1273 representing 300,000 shares registered in the name of Chancellor Partners Limited Partnership I and previously pledged to Chase Manhattan Bank; and

                  (vi) Approximately 500,000 shares which cannot presently be located with respect to which Pledgor shall execute, acknowledge and deliver all documents reasonably required to allow the transfer agent to issue a replacement certificate or certificates which such replacement certificates shall be delivered to Lender.

Lender acknowledges that its rights herein are subject to the prior pledges of such shares as heretofore indicated as the same may be amended from time to time; provided, however, that Pledgor will execute no amendments to any such pledge agreements which will materially and adversely affect the Lender's interest herein without the prior written consent of Lender.

        2. REPRESENTATIONS AND WARRANTIES. The Borrowing Parties jointly and severally represent and warrant that at the time of the pledge of the Windrows Pledged Shares, February 1, 1998 and as of the date hereof as follows:

               (i) except as set forth herein, the Pledgor has good and valid title to the Pledged Shares free and clear of any liens, charges or encumbrances thereon or affecting the title thereto;

              (ii) the Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has the corporate power and holds all licenses necessary to carry on its business as it is being conducted and (c) is duly qualified to transact business as a foreign corporation in each jurisdiction in which qualification is required and where failure to do so would have a material adverse effect on the business of the Borrower;

             (iii) the Pledged Shares have been duly and validly authorized and issued and are fully paid and non-assessable and constitute all of the issued and outstanding shares of capital stock of Windrows and ICSL owned by the Pledgor and Partners;

              (iv) the Windrows Pledged Shares represent 93.45% of the outstanding shares of capital stock of Windrows;

               (v) there are no outstanding subscriptions, warrants, calls, options, rights, commitments, securities or agreements calling for the issuance of, or convertible or exchangeable into, any shares of capital stock of Windrows or for the issuance of any securities convertible or exchangeable, actually or contingently, into such shares;

              (vi) the Borrowing Parties have full power, authority and legal right and have any approval required by law to enter into and carry out the terms, provisions and agreements hereof and to make the representations and warranties contained herein;

             (vii) the execution, delivery and performance of a) this Agreement by the Borrowing Parties and (b) the Note and the delivery of the Windrows Pledged Shares to the Lender by the Pledgor do not contravene and will not result in the breach of any of the terms and provisions of, or constitute a default under, the charter documents of the Borrower or violate any statute, ordinance, by-law, code, rule, ruling, regulation, restriction, order, judgment, decree, writ, judicial or administrative interpretation or injunction of any Governmental Authority having jurisdiction over the Borrowing Parties, or any property owned by any one or more of the Borrowing Parties;

            (viii) except as previously disclosed by Pledgor to Lender, Pledgor has already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person (as that term is hereinafter defined) and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition to the delivery of the Windrows Pledged Shares to the Lender by the Pledgor or the pledge of the ICSL Pledged Shares by Pledgor and Partners, the execution and delivery of the Note by the Borrower, and of this Agreement by the Borrowing Parties and the performance of their respective obligations hereunder or as a condition to the validity (assuming the due authorization, execution and delivery by the Lender of this Agreement) or enforceability of any of the same;

              (ix) this Agreement and the previous delivery of the Windrows Pledged Shares to the Lender confirm the previously created duly perfected first and prior possessory security interest in the Windrows Pledged Shares in the Lender's favor; and

               (x) this Agreement represents the legal, valid and binding obligation of each of the Borrowing Parties enforceable against each of them in accordance with its terms.

        3. COVENANTS. The Pledgor covenants that, until such time as the Obligations have been fully paid and performed, the Pledgor,

               (i) shall not, directly or indirectly, sell, assign, exchange, convey, pledge, alienate, hypothecate, gift, devise or otherwise transfer or grant any option with respect to any of the Pledgor's rights to the Pledged Shares, whether voluntarily or by operation of law;

              (ii) except as previously disclosed by Pledgor to Lender, Pledgor shall not, directly or indirectly, create or suffer to exist any lien, security interest or other charge or encumbrance against, in or with respect to any of the Pledged Shares; except for the pledge hereunder and the security interest created hereby or any prior pledge disclosed herein;

             (iii) shall warrant and defend the title to the Pledged Shares and the lien thereon conveyed to the Lender by this Agreement against the claims of all Persons except the claims of such Persons previously disclosed by Pledgor to Lender;

              (iv) shall pay, when due, all taxes and any other charges which may form the basis of a lien, claim or expense upon or in connection with the Pledged Shares or any interest therein;

               (v) will not permit Windrows to issue any additional shares of any class of capital stock or pay any cash dividends;

              (vi) will provide to Lender quarterly and annual financial statements of Windrows within thirty (30) days of the close of each Windrows fiscal quarter and within sixty (60) days of the closing of Windrows' fiscal year;

             (vii) will cause Windrows to provide Lender with all information concerning Windrows' business, and financial condition as Lender may reasonably request within ten (10) days of any such request;

            (viii) will not permit Windrows to create any liens against its property or assets, except (a) liens existing on the date hereof , or any substitution or replacement thereof (provided that there is no shortening of the maturity of the obligations secured thereby and that the total amount of the obligation does not exceed $ 76,500,000) (b) liens for taxes not yet due and payable or (c) liens for services by materialmen or contractors providing services or materials to Windrows; and

              (ix) without limiting the covenants set forth above in clause (ii) of this Section 3, shall provide written notice to the Lender of all encumbrances of any kind or nature hereafter placed on the Pledged Shares, such notice to be delivered to the Lender within five (5) days of the occurrence of any such encumbrance.

              (x) at the request of the Lender, Pledgor and Partners will each execute one or more financing statements pursuant to the Uniform Commercial Code in order for Lender to project its security interest in the Pledged Shares.

         The Borrowing Parties jointly and severally covenant that (a) they shall not either knowingly or negligently (with or without knowledge) take any action which would in any manner impair the value of any of the Pledged Shares, (b) shall not agree to a termination of, any supplement to or any amendment or modification of the charter documents of Windrows and (c) no additional shares of capital stock or other securities of Windrows having voting rights, actually or contingently, shall be issued, sold or otherwise disposed of by Windrows after the date hereof other than to the Pledgor pursuant to a Reorganization (as hereinafter defined in Section 4).

        4. STOCK DIVIDENDS; REORGANIZATIONS. In the event of any one or more reclassifications, changes, exchanges, stock splits, stock dividends, stock consolidations, or other subdivisions or combinations of the shares of any class of Windrows' or ICSL's capital stock or of any immediate or remote successor to substantially all of Windrows' or ICSL's business or assets pursuant to any one or more of the events described in this sentence, or consolidations of Windrows or any such successor with, or mergers of Windrows, ICSL or any such successor into, other corporations, or other recapitalizations or reorganizations affecting Windrows, ICSL or any such successor, or any one or more sales or conveyances to another corporation of Windrows' or ICSL's property or any such successor as an entirety or substantially as an entirety (a "Reorganization"), the Pledgor shall pledge as collateral hereunder all securities and property which come to the Pledgor as a result of that and subsequent Reorganizations, except for securities and property surrendered or canceled pursuant to any of same, along with appropriate stock transfer powers duly endorsed in blank, and all other instruments the Lender may deem necessary or desirable to vest or confirm title to same or facilitate foreclosure, assignment, sale or other transfer thereof. Such securities and property shall stand pledged and assigned in the same manner as the property described in Section 1 hereof and the term "Pledged Shares" shall include such securities and property.

        5. PLEDGED SHARES, VOTING POWER, DIVIDENDS, ETC. (a) Unless and until an Event of Default (as hereinafter defined), the Pledgor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Windrows Pledged Shares; PROVIDED, HOWEVER, that no vote shall be cast or consent given which would be inconsistent with or violate any of the provisions of this Agreement or the Note.

         If any Event of Default shall have occurred, then and whether or not the Lender exercises any available option to declare a default under the Note or seeks or pursues any other relief or remedy available to the Lender under the
Note:

               (i) upon written notice from the Lender to the Pledgor, the Lender shall have the right to vote and exercise all consensual and other powers of ownership pertaining to the Windrows Pledged Shares in such manner as the Lender in its sole and absolute discretion may determine and, if the Lender shall so request in writing, the Pledgor agrees to execute and deliver to the Lender such additional powers, authorizations, proxies, dividends and such other documents as the Lender may request to secure to the Lender the rights, powers and authorities intended to be conferred upon the Lender by this Section 5(a); and

              (ii) if the Lender shall so request in writing, the Pledgor agrees to execute and deliver to the Lender appropriate additional dividend, distribution and other orders and documents to that end.

Following an event of Default, the Pledgor may continue to vote the Windrows Pledged Shares as permitted hereunder, unless and until the Lender elects its rights to Vote the Windrows Pledged Shares under clause (ii) above.

         (b) So long as the Note has not been paid in full, the Lender shall have the right to vote and give all consents, waivers and ratifications with respect to the ICSL Pledged Shares in such manner as Lender , in its sole and absolute discretion may determine, the power being deemed irrevocable and coupled with an interest; subject, however, to the rights of any prior pledges pursuant to any pledge disclosed herein. If Lender shall so request in writing, the Pledgor and Partners agree each to execute and deliver to the Lender such additional powers, authorizations, proxies, dividends and such other documents as Lender may request to secure to the Lender the rights, power and authorities intended to be conferred upon the Lender by this Section 5(b).

        6. SALE OF PLEDGED SHARES AFTER AN EVENT OF DEFAULT. If any Event of Default shall have occurred, then, at the Lender's option, in addition to any rights and remedies the Lender may otherwise have, and without further demand, advertisement or notice, and in any manner necessary to comply with the applicable requirements of the Uniform Commercial Code, except as expressly provided for in subsection (i) of this Section 6, the Lender may apply the cash, if any, then held by it as collateral hereunder, for the purposes and in the manner provided in Section 7 hereof, or if there shall be no such cash or the cash so applied shall be insufficient to make in full all payments provided in subsections (i) and (ii) of Section 7 hereof, the Lender may:

               (i) subject to the provision of any prior pledge disclosed herein, elect to sell the Pledged Shares or its rights in and to them, or any part thereof, in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Lender, at the Lender's place of business or elsewhere, for cash or on credit, and at such reasonable price or prices as the Lender shall determine, and the Lender may be the purchaser of any or all of the Pledged Shares so sold. The Lender may, in its reasonable discretion, at any such sale restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Lender that they are purchasing the Pledged Shares for their account, for investment, and not with a view to the distribution or resale of any thereof. Upon any such sale the Lender shall have the right to deliver, assign and transfer the Pledged Shares so sold directly to the purchaser thereof. Each purchaser (including the Lender) at any such sale shall hold the Pledged Shares so sold, absolutely free from any claim or right of whatever kind, including, without limitation, any equity or right of redemption, of the Pledgor, which the Pledgor hereby specifically waives, to the extent the Pledgor may lawfully do so, and all rights of redemption, stay or appraisal which the Pledgor has or may have under any rule of law or statute now existing or hereafter adopted. The Lender shall give the Pledgor at least ten
(10) days' written notice (which shall constitute reasonable notice) of any public or private sale and shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours as the Lender shall fix in the notice of such sale.
At any such sale the Pledged Shares may be sold in one lot as an entirety or in separate lots. The Lender shall not be obligated to make any sale pursuant to any such notice. The Lender, without notice or publication, may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Shares on credit, the Pledged Shares so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Shares so sold, and in case of any such failure, such Pledged Shares may again be sold under and pursuant to the provisions hereof; or

              (ii) proceed by a suit or suits at law or in equity to foreclose upon this Agreement and sell the Pledged Shares, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         The Lender, as attorney-in-fact pursuant to Section 10 hereof may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Shares sold pursuant to subsection (i) or (ii) of this Section 6. If so requested by the Lender, the Pledgor shall ratify and confirm any sale or sales by executing and delivering to the Lender or to such purchaser or purchasers, all such instruments as may, in the judgment of the Lender, be reasonably necessary or appropriate for such purpose.

         The receipt by the Lender of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser of the Pledged Shares, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

         The curing of any Event of Default shall not divest the Lender of its rights under this Section 6 or any other provision of this Agreement unless and until the Lender waives said rights in writing.

        7. APPLICATION OF PROCEEDS. The proceeds of any sale, or of collection, of all or any part of the Pledged Shares shall be applied by the Lender, without any marshaling of assets, towards payment of the items immediately set forth below, in the following order:

               (i) all costs and expenses of such sale, including, without limitation, reasonable compensation to the Lender and its agents, attorneys and counsel, and all other expenses, liabilities and advances made or reasonably incurred by the Lender in connection therewith; and

              (ii) the Obligations (in such order as the Lender, in its sole and absolute discretion, shall determine);

after which, any surplus from such proceeds shall be paid to the Pledgor and the Pledgor's successors assigns, heirs, executors or administrators, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

        8. EVENTS OF DEFAULT. For purposes of this Agreement, an Event of Default shall mean the occurrence of any one of the following events:

               (i) any default by the Pledgor, the Guarantor and/or the Borrower in the due observance or performance of any covenant or agreement of the Pledgor, the Guarantor and/or the Borrower, as the case may be, contained herein or any Loan Documents or any breach by the Pledgor, the Guarantor and/or the Borrower of any representation or warranty contained herein or in any of the Loan Documents, and, in each case, failure by the defaulting party or parties to cure such default within thirty (30) days after the date such party or parties firstreceive written notice of such default from the Lender,; or

              (ii) any one or more Events of Default (as that term is defined in the Note) under the terms of the Note or any other Loan Document.

        9. OBLIGATIONS WITH RESPECT TO THE PLEDGED SHARES. The Lender shall have no duty as to the collection or protection of the Pledged Shares or any income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody thereof. The Lender may exercise its rights with respect to the Pledged Shares without resorting or regard to other security or sources of reimbursement.

       10. LENDER APPOINTED ATTORNEY-IN-FACT; INDEMNITY. The Lender, is hereby appointed as attorney-in-fact, with full power of substitution, of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof. The power of attorney conferred on Lender pursuant to the provisions of this Section 10, being coupled with an interest, shall be irrevocable until all of the Obligations have been fully paid and performed and shall not be affected by any disability or incapacity which the

Pledgor may suffer and shall survive the same. Such power of attorney is provided solely to protect the interests of the Lender and shall not impose any duty on the Lender to exercise any such power, and neither the Lender nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or wilful misconduct.

         The Pledgor shall and hereby agrees to indemnify and save harmless the Lender from and against any liability or damage which it may incur, in good faith and without negligence, arising out of the execution and delivery of the Pledge Agreement.

         Each of the parties hereby covenants and agrees that it will not commence, bring, or otherwise, directly or indirectly, voluntarily join in any lawsuit, action or proceeding in which the interests of any other party (the "Other Party") hereto are adverse to the interests of such party which arise out of or relate to the execution and delivery of the Pledge Agreement or the exercise and/or performance of any of the Lender's powers and duties specifically set forth herein and in connection with the enforcement of this Agreement (an "Activity"), provided the Other Party has acted in good faith and without negligence with respect to such Activity.

         The indemnity provisions of this Section 10 shall survive the complete payment and performance of the Obligations.

       11. REMEDIES CUMULATIVE. The rights and remedies set forth under this Agreement are in addition to all other rights and remedies afforded to the Lender under any of the other Loan Documents or at law or in equity, all of which are hereby reserved by the Lender, and this Agreement is made and accepted without prejudice to any such rights and remedies. All of the rights and remedies of the Lender under each of the Loan Documents shall be separate and cumulative and may be exercised concurrently or successively in the Lender's sole and absolute discretion.

       12. TERMINATION OF PLEDGE. This Agreement shall be terminated upon the complete payment and performance of the Obligations. Upon the termination of this Agreement, the Lender shall forthwith assign, transfer and deliver to the Pledgor, without representation, warranty or recourse, all of the Pledged Shares, if any, then held by it in pledge hereunder as security for the Obligations and shall execute any instrument reasonably requested by the Pledgor to evidence the termination of this Agreement.

       13. NOTICES. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

IF TO THE PLEDGOR                   Abraham D. Gosman
AND PARTNERS:                       513 North County Road
                                    Palm Beach, Florida 33480

IF TO THE BORROWER:                 Chancellor Development Corp.
                                    197 First Avenue
                                    Needham Heights, Massachusetts 02494

IF TO THE LENDER:                   Innovative Clinical Solutions, Ltd.
                                    10 Dorrance Street
                                    Providence, Rhode Island  02903

or at such other place as any of the parties hereto may from time to time hereafter designate to the others in writing. Any notice given to the Pledgor or the Borrower by the Lender at any time shall not imply that such notice or any further or similar notice was or is required.

       14.        GENERAL PROVISIONS.

         No term or condition of this Agreement will be deemed to have been waived or amended unless expressed in writing, and the waiver of any condition or the breach of any term will not be a waiver of any subsequent breach of the same or any other term or condition. This Agreement shall be binding upon, and inure to the benefit of, the parties, their heirs, executors, personal representatives, nominees or assigns. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Borrowing Parties agree that they will, at any time and from time to time, upon request of Lender, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged or delivered, all such further acts, deeds, assignments, conveyances and assurances as may reasonably be required for effecting the purposes of this Agreement. This Agreement, the interpretation and enforcement thereof, shall be governed by the laws of the Commonwealth of Massachusetts.

         As used herein, the term "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, stock company, or association, joint venture, company, trust, bank, trust company, land trust, business trust, unincorporated association, unincorporated organization, governmental authority or any other entity of any kind or nature.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal on the day and year first above written.

WITNESS:                                   PLEDGOR:


/s/ Richard Mikels                         /s/ Abraham D. Gosman
-------------------------                  ------------------------------
Name:                                      Abraham D. Gosman



WITNESS:                                   BORROWER:

                                           CHANCELLOR DEVELOPMENT CORP, a
                                           Delaware corporation


/s/ Richard Mikels                         By: /s/ Abraham D. Gosman
---------------------------                   ----------------------------
Name: Richard Mikels                          Name:  Abraham D. Gosman
                                              Title: President

WITNESS:                                   PARTNERS:

                                              THE CHANCELLOR PARTNERS LIMITED
                                              PARTNERSHIP I

                                              BY CLP, INC.
                                              ITS GENERAL PARTNER

/s/ Richard Mikels                         By: /s/ Abraham D. Gosman
---------------------------                    ---------------------------------
                                               Abraham D. Gosman
                                               President


WITNESS:                                    LENDER:

                                            INNOVATIVE CLINICAL SOLUTIONS, LTD.,
                                            a Delaware corporation



/s/ James P. Redding                        By: /s/ Michael T. Heffernan
---------------------------                    -------------------------------
Name:                                          Name:  Michael T. Heffernan
                                               Title: President

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